Asset Retirement Obligation	12 Months Ended
Dec. 31, 2020
Other Provisions Contingent Liabilities And Contingent Assets [Abstract]
Asset Retirement Obligation

15. ASSET RETIREMENT OBLIGATION

The following table reconciles the change in TransGlobe's asset retirement obligation:

($000s)	2020	2019
Balance, beginning of year	13,612	12,113
Changes in estimates for asset retirement obligations and additional obligations recognized	(624)	746
Obligations settled	(458)	(46)
Asset retirement obligation accretion	259	215
Effect of movements in foreign exchange rates	253	584
Balance, end of year	13,042	13,612

As at December 31, 2020, the entire asset retirement obligation balance relates to the Company's Canadian operations. TransGlobe has estimated the net present value of its asset retirement obligation to be $13.0 million as at December 31, 2020 (2019 - $13.6 million) based on a total undiscounted future liability of $18.5 million (2019 - $18.9 million). These payments are expected to be made between 2021 and 2066. TransGlobe calculated the present value of the obligations using a discount rate of 2.00% (2019 – 1.68% and 1.76%) to reflect the market assessment of the time value of money as well as risks specific to liabilities that have not been included in the cash flow estimates. The inflation rate used in determining the cash flow estimate was 2% per annum (2019 – 2% per annum).

As at December 31, 2020 there is no ARO associated with the Egypt production sharing concessions.